SATURNA INVESTMENT TRUST
Sextant Growth Fund
Saturna Sustainable Equity Fund

Supplement dated January 11, 2016 to the
Statement of Additional Information dated March 27, 2015

The following paragraph replaces the first and third sentences of the first paragraph under the section titled "Portfolio Manager" on page 21 of the Statement of Additional Information (SAI):

All Saturna Capital employees, including Patrick T. Drum, Bryce R. Fegley, Tyler J. Howard, Nicholas F. Kaiser, Scott F. Klimo, Phelps S. McIlvaine, J. Peter Nielsen, and other portfolio managers are paid an annual salary, as set by the board of Saturna Capital.

As owners of shares and/or stock options of Saturna Capital, Messrs. Drum, Fegley, Howard, Kaiser, Klimo, McIlvaine, and Nielsen may benefit from any increase in its value per share that might result from its operations or profits.

The table titled "Portfolio Manager Fund Ownership" on page 22 of the SAI is amended by deleting the sixth row (referring to Paul G. Meeks) and adding the following row:

Dollar range of equity securities in Saturna fund complex owned beneficially by Portfolio Managers
Tyler J. Howard¹	Sextant Growth: $10,001-$50,000 Sextant Core: $1-$10,000 Sextant Global High Income: $1-$10,000

¹ The data for Mr. Howard, a recently appointed deputy portfolio manager, are as of December 31, 2015.

The table titled "Portfolio Managers" on page 22 of the SAI is amended by: (i) amending the fourth row (referring to Scott F. Klimo): (ii) deleting the sixth row (referring to Paul G. Meeks); and (iii) adding the following row (referring to Tyler J. Howard):

Portfolio Manager:	Trust Portfolios served as primary manager:	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets)	Other account (assets):
Scott F. Klimo¹	Sextant Growth Fund ($52,754,962)²	Amana Dev. World Fund ($23,715,841)	None	None
Tyler J. Howard¹	None	None	None	None

¹ The data for Mr. Klimo and Mr. Howard, recently appointed portfolio manager and deputy portfolio manager, respectively, are as of December 31, 2015.

² Assets managed with a performance fee

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